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                                                                    EXHIBIT 4.5

                      [SPECIMEN COMMON STOCK CERTIFICATE]

COMMON STOCK                                    AWARD                           COMMON STOCK
   SHARES                               [LOGO]  SOFTWARE                           SHARES
[          ]                                    INTERNATIONAL(R)                [          ]
                                                INC.

                                                                                 SEE REVERSE FOR CERTIFICATION
THIS CERTIFICATE IS TRANSFERABLE        INCORPORATED UNDER THE LAWS OF                  CUSIP 054531 10 8
 IN BOSTON, MA OR NEW YORK, NY             THE STATE OF CALIFORNIA

THIS CERTIFIES THAT






IS THE HOLDER OF

   FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF

                     AWARD SOFTWARE INTERNATIONAL(R), INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

        Dated:


        /s/ Kevin J. Berry            [SEAL]          /s/ George C. Huang
              SECRETARY                                     PRESIDENT



COUNTERSIGNED AND REGISTERED:
    THE FIRST NATIONAL BANK OF BOSTON
         TRANSFER AGENT AND REGISTRAR

BY  /s/ SIG ILLEGIBLE
    AUTHORIZED SIGNATURE
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     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Articles of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of
           survivorship and not as tenants
           in common



UNIF GIFT MIN ACT -- _______________ Custodian _________________
                         (Cust)                     (Minor)
                     under Uniform Gifts to Minors
                     Act________________________________________
                                       (State)
UNIF TRF MIN ACT  -- _______________ Custodian (until age _____)
                         (Cust)
                     ____________________under Uniform Transfers
                           (Minor)
                     to Minors Act______________________________
                                             (State)

    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_____________________________



                               X________________________________________________

                               X________________________________________________
                                THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                        NOTICE: CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE
                                FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                CHANGE WHATEVER.

Signature(s) Guaranteed



By_______________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.